Exhibit 99.2

Franklin Street Properties Corp. Supplemental Operating & Financial Data 401 Edgewater Place ~Wakefield, MA 01880 781.557.1300.~ www.fspreit.com

Third Quarter 2022 Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	18
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	19-20
Financial Highlights	4	Leasing Activity	21
Income Statements	5	Lease Expirations by Square Feet	22
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	23
Cash Flow Statements	7	Capital Expenditures	24
Property Net Operating Income (NOI)	8

Reconciliation		Transaction Activity	25
FFO & AFFO	9
EBITDA	10	Loan Portfolio of Secured Real Estate	26
Property NOI	11
		Net Asset Value Components	27
Debt Summary	12
		Appendix: Non-GAAP Financial Measures Definitions
Capital Analysis	13	FFO	28
		EBITDA and NOI	29
Owned and Managed Portfolio Overview	14-17	AFFO	30

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include adverse changes in general economic or local market conditions, including as a result of geopolitical events, increasing  inflation, the COVID-19 pandemic and other potential infectious disease outbreaks and terrorist attacks or other acts of violence, which may negatively affect the markets in which we and our tenants operate, increasing interest rates, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, adverse changes in energy prices, which if sustained, could negatively impact occupancy and rental rates in the markets in which we own properties, including energy-influenced markets such as Dallas, Denver and Houston, any inability to dispose of properties on acceptable terms and any delays in the timing of any such anticipated dispositions, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy, geopolitical events and expenditures that cannot be anticipated such as utility rate and usage increases, delays in construction schedules, unanticipated increases in construction costs, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

			801 Marquette, Minneapolis, MN

September 30, 2022| Page 2

Company Information

Overview		Snapshot (as of September 30, 2022)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Sunbelt and Mountain West, as well as select opportunistic markets.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Total Properties	22
		Total Square Feet	6.4 Million
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	103,235,914

Our Business		Total Market Capitalization	$0.7 Billion (1)
As of September 30, 2022, the Company owned and operated a portfolio of real estate consisting of 22 operating properties and one managed Sponsored REIT. From time-to-time, the Company may acquire, develop or redevelop real estate, make additional secured loans or acquire its Sponsored REIT. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, for geographic, property specific reasons or for other general corporate purposes.		Insider Holdings	5.52%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	1999 Broadway, Denver, CO

Inquiries
Inquiries should be directed to: Georgia Touma
877.686.9496 or InvestorRelations@fspreit.com (1) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

September 30, 2022| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21	30-Sep-21
Income Items:
Rental revenue	$40,366	$40,831	$41,797	$42,910	$50,326
Total revenue	40,836	41,304	42,264	43,372	50,802
Net income (loss)	17,246	(9,110)	(4,158)	78,572	4,456
Adjusted EBITDA*	15,250	15,891	16,918	17,518	22,900
FFO*	9,041	10,257	11,582	10,955	14,797
AFFO*	(9,735)	(4,072)	918	3,241	4,555

Per Share Data:
EPS	$0.17	$(0.09)	$(0.04)	$0.75	$0.04
FFO*	$0.09	$0.10	$0.11	$0.10	$0.14
AFFO*	$(0.09)	$(0.04)	$0.01	$0.03	$0.04
Weighted Average Shares (diluted)	103,236	103,193	103,691	105,098	106,905
Closing share price	$2.63	$4.17	$5.90	$5.95	$4.64
Dividend declared	$0.01	$0.09	$0.09	$0.41	$0.09

Balance Sheet Items:
Real estate, net	$1,118,983	$1,186,157	$1,187,348	$1,190,970	$1,344,692
Other assets, net	143,087	145,562	149,772	173,203	161,837
Total assets, net	1,262,070	1,331,719	1,337,120	1,364,173	1,506,529
Total liabilities, net	489,509	577,687	567,234	580,970	751,456
Shareholders' equity	772,561	754,032	769,886	783,203	755,073

Market Capitalization and Debt:
Total Market Capitalization (a)	$701,510	$960,494	$1,123,596	$1,093,791	$1,165,136
Total debt outstanding (excluding unamortized financing costs)	$430,000	$530,000	$515,000	$475,000	$675,000
Debt to Total Market Capitalization	61.3%	55.2%	45.8%	43.4%	57.9%
Net Debt to Adjusted EBITDA ratio*	6.9	8.3	7.4	6.2	7.3

Operating Properties Leasing Statistics (b):
Operating properties assets	22	24	24	24	26
Operating properties total SF	6,433,954	6,915,715	6,915,609	6,911,225	7,671,275
Operating properties % leased	75.9%	76.3%	77.3%	78.4%	80.0%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(b)	Excludes redevelopment properties.

*	See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 28.

September 30, 2022| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

				For the					For the
	For the Three Months Ended			Nine Months Ended	For the Three Months Ended				Year Ended
	31-Mar-22	30-Jun-22	30-Sep-22	30-Sep-22	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Dec-21

Revenue:
Rental	$41,797	$40,831	$40,366	$122,994	$58,623	$55,722	$50,326	$42,910	$207,581
Related party revenue:
Management fees and interest income from loans	460	467	466	1,393	410	417	419	454	1,700
Other	7	6	4	17	6	6	57	8	77
Total revenue	42,264	41,304	40,836	124,404	59,039	56,145	50,802	43,372	209,358

Expenses:
Real estate operating expenses	12,834	12,344	13,369	38,547	15,939	15,352	14,373	15,217	60,881
Real estate taxes and insurance	8,719	9,043	8,951	26,713	12,366	11,895	10,200	6,600	41,061
Depreciation and amortization	15,670	18,186	15,148	49,004	24,381	19,136	18,862	16,165	78,544
General and administrative	3,784	3,981	3,232	10,997	4,146	3,962	3,749	4,041	15,898
Interest	5,366	5,664	6,110	17,140	8,600	10,054	7,928	5,691	32,273
Total expenses	46,373	49,218	46,810	142,401	65,432	60,399	55,112	47,714	228,657

Loss on extinguishment of debt	—	—	(78)	(78)	—	(167)	(236)	(498)	(901)
Impairment and loan loss reserve	—	(1,140)	(717)	(1,857)	—	—	—	—	—
Gain on sale of properties, net	—	—	24,077	24,077	—	20,626	8,632	83,876	113,134
Income (loss) before taxes on income and equity in income of non-consolidated REITs	(4,109)	(9,054)	17,308	4,145	(6,393)	16,205	4,086	79,036	92,934
Tax expense on income	49	56	62	167	67	56	51	464	638
Equity in income of non-consolidated REITs	—	—	—	—	—	—	421	—	421

Net income (loss)	$(4,158)	$(9,110)	$17,246	$3,978	$(6,460)	$16,149	$4,456	$78,572	$92,717

Weighted average number of shares outstanding, basic and diluted	103,691	103,193	103,236	103,372	107,328	107,359	106,905	105,098	106,667

Net income (loss) per share, basic and diluted	$(0.04)	$(0.09)	$0.17	$0.04	$(0.06)	$0.15	$0.04	$0.75	$0.87

September 30, 2022| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	March 31,	June 30,	September 30,	December 31,
	2022	2022	2022	2021	2021	2021	2021
Assets:
Real estate assets:
Land	$146,844	$146,844	$131,556	$189,155	$170,377	$161,767	$146,844
Buildings and improvements	1,465,312	1,477,913	1,397,303	1,954,838	1,731,690	1,630,729	1,457,209
Fixtures and equipment	11,819	12,192	10,656	13,308	11,643	11,727	11,404
	1,623,975	1,636,949	1,539,515	2,157,301	1,913,710	1,804,223	1,615,457
Less accumulated depreciation	436,627	450,792	420,532	555,688	500,163	459,531	424,487
Real estate assets, net	1,187,348	1,186,157	1,118,983	1,601,613	1,413,547	1,344,692	1,190,970

Acquired real estate leases, net	13,453	12,373	11,177	25,836	21,932	19,864	14,934
Cash, cash equivalents and restricted cash	10,983	4,693	8,717	4,113	24,180	9,731	40,751
Tenant rent receivables, net	2,041	2,627	1,309	4,337	3,116	2,681	1,954
Straight-line rent receivable, net	51,309	54,354	50,885	69,743	61,475	58,132	49,024
Prepaid expenses and other assets	7,403	6,863	6,961	5,873	5,405	5,547	4,031
Related party mortgage loan receivable, less allowance for credit loss	24,000	22,860	22,143	21,000	21,000	21,000	24,000
Other assets: derivative asset	—	1,951	4,266	—	—	—	—
Office computers and furniture, net of accumulated depreciation	204	187	170	147	167	153	198
Deferred leasing commissions, net	40,379	39,654	37,459	56,771	49,793	44,729	38,311
Total assets	$1,337,120	$1,331,719	$1,262,070	$1,789,433	$1,600,615	$1,506,529	$1,364,173

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$40,000	$55,000	$65,000	$27,500	$—	$—	$—
Term loan payable, net of unamortized financing costs	274,402	274,518	164,692	717,668	563,151	473,648	274,286
Series A & Series B Senior Notes	199,383	199,424	199,465	199,219	199,260	199,301	199,342
Accounts payable and accrued expenses	44,700	39,315	50,371	63,456	50,799	59,309	89,493
Accrued compensation	1,206	2,252	3,159	1,390	2,309	3,482	4,704
Tenant security deposits	5,837	5,819	5,726	8,041	6,807	6,169	6,219
Lease liability	1,061	962	862	1,444	1,350	1,256	1,159
Other liabilities: derivative liabilities	195	—	—	13,698	9,425	7,583	5,239
Acquired unfavorable real estate leases, net	450	397	234	1,433	829	708	528
Total liabilities	567,234	577,687	489,509	1,033,849	833,930	751,456	580,970

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—	—
Common stock	10	10	10	11	11	11	10
Additional paid-in capital	1,334,383	1,334,776	1,334,776	1,357,131	1,357,469	1,349,225	1,339,226
Accumulated other comprehensive loss	(195)	1,951	4,266	(13,698)	(9,425)	(7,583)	(5,239)
Accumulated distributions in excess of accumulated earnings	(564,312)	(582,705)	(566,491)	(587,860)	(581,370)	(586,580)	(550,794)
Total stockholders’ equity	769,886	754,032	772,561	755,584	766,685	755,073	783,203
Total liabilities and stockholders’ equity	$1,337,120	$1,331,719	$1,262,070	$1,789,433	$1,600,615	$1,506,529	$1,364,173

September 30, 2022| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net income	$3,978	$14,145
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	50,472	64,390
Amortization of above and below market leases	(88)	(38)
Shares issued as compensation	394	338
Loss on extinguishment of debt	78	403
Impairment and loan loss reserve	1,857	—
Gain on sale of properties, net	(24,077)	(29,258)
Equity in income from non-consolidated REITs	—	(421)
Distributions from non-consolidated REITs	—	421
Changes in operating assets and liabilities:
Tenant rent receivables	645	4,975
Straight-line rents	(4,064)	(3,103)
Lease acquisition costs	(2,659)	(1,666)
Prepaid expenses and other assets	(1,670)	(1,035)
Accounts payable and accrued expenses	(6,388)	(8,389)
Accrued compensation	(1,545)	(436)
Tenant security deposits	(493)	(2,508)
Payment of deferred leasing commissions	(7,086)	(10,857)
Net cash provided by operating activities	9,354	26,961

Cash flows from investing activities:
Property improvements, fixtures and equipment	(38,035)	(55,008)
Proceeds received from sales of properties	102,007	319,357
Net cash provided by investing activities	63,972	264,349

Cash flows from financing activities:
Distributions to stockholders	(52,956)	(28,985)
Stock repurchases	(4,843)	(8,244)
Borrowings under bank note payable	80,000	76,500
Repayments of bank note payable	(15,000)	(80,000)
Repayment of term loan payable	(110,000)	(245,000)
Deferred Financing Costs	(2,561)	—
Net cash used in financing activities	(105,360)	(285,729)
Net increase (decrease) in cash, cash equivalents and restricted cash	(32,034)	5,581
Cash, cash equivalents and restricted cash, beginning of period	40,751	4,150
Cash, cash equivalents and restricted cash, end of period	$8,717	$9,731

September 30, 2022| Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable				Nine Months				Nine Months
	Square Feet	Three Months Ended			Ended	Three Months Ended			Ended	Inc	%
(in thousands)	or RSF	31-Mar-22	30-Jun-22	30-Sep-22	30-Sep-22	31-Mar-21	30-Jun-21	30-Sep-21	30-Sep-21	(Dec)	Change
Region
East	362	$497	$475	$391	$1,363	$504	$523	$612	$1,639	$(276)	(16.8)%
MidWest	1,130	3,897	4,850	3,905	12,652	3,217	3,243	3,158	9,618	3,034	31.5%
South	2,796	5,817	5,611	5,902	17,330	7,095	7,070	6,162	20,327	(2,997)	(14.7)%
West	2,146	8,070	6,609	6,401	21,080	8,721	8,392	8,643	25,756	(4,676)	(18.2)%
Property NOI* from Operating Properties	6,434	18,281	17,545	16,599	52,425	19,537	19,228	18,575	57,340	(4,915)	(8.6)%
Dispositions and Redevelopment Properties (a)	-	1,300	1,574	1,068	3,942	10,223	8,772	6,788	25,783	(21,841)	(23.6)%
Property NOI*	6,434	$19,581	$19,119	$17,667	$56,367	$29,760	$28,000	$25,363	$83,123	$(26,756)	(32.2)%

Same Store		$18,281	$17,545	$16,599	$52,425	$19,537	$19,228	$18,575	$57,340	$(4,915)	(8.6)%

Less Nonrecurring
Items in NOI* (b)		273	1,258	494	2,025	32	34	281	347	1,678	(3.0)%

Comparative
Same Store		$18,008	$16,287	$16,105	$50,400	$19,505	$19,194	$18,294	$56,993	$(6,593)	(11.6)%

(a)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized. We also include properties that have been placed in service, but that do not have operating activity for all periods presented.
(b)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 28.

September 30, 2022| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-22	30-Jun-22	30-Sep-22	30-Sep-22	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Dec-21

Net income (loss)	$(4,158)	$(9,110)	$17,246	$3,978	$(6,460)	$16,149	$4,456	$78,572	$92,717
Impairment and loan loss reserve	—	1,140	717	1,857	—	—	—	—	—
Gain on sale of properties, net	—	—	(24,077)	(24,077)	—	(20,626)	(8,632)	(83,876)	(113,134)
Equity in income from non-consolidated REITs	—	—	—	—	—	—	(421)	—	(421)
FFO from non-consolidated REITs	—	—	—	—	—	—	421	—	421
Depreciation & amortization	15,661	18,141	15,114	48,916	24,349	19,130	18,861	16,169	78,509
NAREIT FFO*	11,503	10,171	9,000	30,674	17,889	14,653	14,685	10,865	58,092
Lease Acquisition costs	79	86	41	206	116	69	112	90	387
Funds From Operations (FFO)*	$11,582	$10,257	$9,041	$30,880	$18,005	$14,722	$14,797	$10,955	$58,479

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$11,582	$10,257	$9,041	$30,880	$18,005	$14,722	$14,797	$10,955	$58,479
Loss on extinguishment of debt	—	—	78	78	—	167	236	498	901
Reverse FFO from non-consolidated REITs	—	—	—	—	—	—	(421)	—	(421)
Distributions from non-consolidated REITs	—	—	—	—	—	—	421	—	421
Amortization of deferred financing costs	526	481	461	1,468	707	686	618	487	2,498
Shares issued as compensation	—	394	—	394	—	338	—	—	338
Straight-line rent	(1,216)	(1,688)	(1,160)	(4,064)	(1,904)	(1,041)	(245)	(827)	(4,017)
Tenant improvements	(1,877)	(5,453)	(6,813)	(14,143)	(4,491)	(4,277)	(3,952)	(1,881)	(14,601)
Leasing commissions	(3,032)	(1,327)	(2,053)	(6,412)	(2,597)	(1,922)	(2,371)	(1,319)	(8,209)
Non-investment capex	(5,065)	(6,736)	(9,289)	(21,090)	(5,336)	(3,793)	(4,528)	(4,672)	(18,329)
Adjusted Funds From Operations (AFFO)*	$918	$(4,072)	$(9,735)	$(12,889)	$4,384	$4,880	$4,555	$3,241	$17,060

Per Share Data:
EPS	$(0.04)	$(0.09)	$0.17	$0.04	$(0.06)	$0.15	$0.04	$0.75	$0.87
FFO*	0.11	0.10	0.09	0.30	0.17	0.14	0.14	0.10	0.55
AFFO*	0.01	(0.04)	(0.09)	(0.12)	0.04	0.05	0.04	0.03	0.16

Weighted Average Shares (basic and diluted)	103,691	103,193	103,236	103,372	107,328	107,359	106,905	105,098	106,667

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 28.

September 30, 2022| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-22	30-Jun-22	30-Sep-22	30-Sep-22	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Dec-21

Net income (loss)	$(4,158)	$(9,110)	$17,246	$3,978	$(6,460)	$16,149	$4,456	$78,572	$92,717
Interest expense	5,366	5,664	6,110	17,140	8,600	10,054	7,928	5,691	32,273
Depreciation and amortization	15,661	18,141	15,114	48,916	24,349	19,130	18,861	16,169	78,509
Income taxes	49	56	62	167	67	56	51	464	638
EBITDA*	$16,918	$14,751	38,532	$70,201	$26,556	$45,389	$31,296	$100,896	$204,137
Loss on extinguishment of debt	—	—	78	78	—	167	236	498	901
Impairment and loan loss reserve	—	1,140	717	1,857	—	—	—	—	—
Gain on sale of properties, net	—	—	(24,077)	(24,077)	—	(20,626)	(8,632)	(83,876)	(113,134)
Adjusted EBITDA*	$16,918	$15,891	$15,250	$48,059	$26,556	$24,930	$22,900	$17,518	$91,904

Interest expense	$5,366	$5,664	$6,110	$17,140	$8,600	$10,054	$7,928	$5,691	$32,273
Scheduled principal payments	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$5,366	$5,664	$6,110	$17,140	$8,600	$10,054	$7,928	$5,691	$32,273

Interest coverage ratio	3.15	2.81	2.50	2.80	3.09	2.48	2.89	3.08	2.85

Debt service coverage ratio	3.15	2.81	2.50	2.80	3.09	2.48	2.89	3.08	2.85

Debt excluding unamortized financing costs	$515,000	$530,000	$430,000		$947,500	$765,000	$675,000	$475,000
Cash, cash equivalents and restricted cash	10,983	4,693	8,717		4,113	24,180	9,731	40,751
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$504,017	$525,307	$421,283		$943,387	$740,820	$665,269	$434,249

Adjusted EBITDA*	$16,918	$15,891	$15,250		$26,556	$24,930	$22,900	$17,518
Annualized	$67,672	$63,564	$61,000		$106,224	$99,720	$91,600	$70,072

Net Debt-to-Adjusted EBITDA ratio*	7.4	8.3	6.9		8.9	7.4	7.3	6.2

*

See Appendix for Non-GAAP Financial Measures Definitions beginning on page 28. Amounts in the EBITDA and Adjusted EBITDA reconciliation do not reflect our proportionate share of interest expense, depreciation, amortization, income taxes, gains or losses on sales and debt from our investments in non-consolidated REITs, which are accounted for under the equity method.

September 30, 2022| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

				Nine Months				Nine Months
	Three Months Ended			Ended	Three Months Ended			Ended
	31-Mar-22	30-Jun-22	30-Sep-22	30-Sep-22	31-Mar-21	30-Jun-21	30-Sep-21	30-Sep-21
Net income (loss)	$(4,158)	$(9,110)	$17,246	$3,978	$(6,460)	$16,149	$4,456	$14,145
Add (deduct):
Loss on extinguishment of debt	—	—	78	78	—	167	236	403
Impairment and loan loss reserve	—	1,140	717	1,857	—	—	—	—
Gain on sale of properties, net	—	—	(24,077)	(24,077)	—	(20,626)	(8,632)	(29,258)
Management fee income	(291)	(267)	(274)	(832)	(465)	(403)	(380)	(1,248)
Depreciation and amortization	15,670	18,185	15,148	49,003	24,381	19,136	18,862	62,379
Amortization of above/below market leases	(9)	(45)	(34)	(88)	(32)	(6)	—	(38)
General and administrative	3,784	3,981	3,233	10,998	4,146	3,962	3,749	11,857
Interest expense	5,366	5,664	6,109	17,139	8,600	10,054	7,928	26,582
Interest income	(451)	(455)	(461)	(1,367)	(394)	(399)	(404)	(1,197)
Equity in income of non-consolidated REITs	—	—	—	—	—	—	(421)	(421)
Non-property specific items, net	(330)	26	(18)	(322)	(16)	(34)	(31)	(81)
Property NOI*	$19,581	$19,119	$17,667	$56,367	$29,760	$28,000	$25,363	$83,123

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 28.

September 30, 2022| Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate (a)			Rate at	Facility
	Date	of Loan	30-Sep-22	Components			30-Sep-22	Fee

BofA Revolver	12-Jan-24	$237,500	$65,000	SOFR	+	1.95%	4.95%	0.35%
BMO Term Loan Tranche B	31-Jan-24	165,000	165,000	2.39%	+	1.65%	4.04%
Series A Senior Notes	20-Dec-24	116,000	116,000				4.49%
Series B Senior Notes	20-Dec-27	84,000	84,000				4.76%

		$602,500	$430,000				4.44%

●	The table above is a summary of our debt as of September 30, 2022. Additional information on our debt can be found in our Annual Report on Form 10-K for the year ended December 31, 2021, as updated in our Quarterly Reports on Form 10-Q, on file with the U.S. Securities and Exchange Commission.
●	On January 10, 2022, we entered into a new BofA Revolver for borrowings of up to $217.5 million, which is a SOFR based loan. The new BofA Revolver matures on January 12, 2024. On February 10, 2022, we increased our BofA Revolver availability by $20.0 million to $237.5 million as part of an accordion feature that is available to increase borrowing capacity up to an amount not exceeding $750 million in the aggregate.
●	The BofA Revolver is subject to a 35 basis point facility fee, which translates into approximately $0.8 million annually.
●	We incurred financing costs, some of which are deferred and amortized into interest expense during the terms of the loans we execute. We estimate the future annualized amount of the amortization included in interest expense will be approximately $1.7 million.
●	On September 30, 2021, October 25, 2021 and September 6, 2022, we repaid $90 million, $200 million and $110 million, respectively, of the term loan that was part of our credit facility with Bank of America, N.A. as administrative agent and the other lending institutions party thereto, which had $400 million outstanding prior to such repayments and has been fully repaid.

(a)	Interest rate excludes amortization of deferred financing costs and facility fees, which is discussed in the notes above.

September 30, 2022| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-22	30-Jun-22	30-Sep-22	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21
Market Data:
Shares Outstanding	103,152	103,236	103,236	107,328	107,395	105,633	103,999
Closing market price per share	$5.90	$4.17	$2.63	$5.45	$5.26	$4.64	$5.95
Market capitalization	$608,596	$430,494	$271,510	$584,939	$564,896	$490,136	$618,791
Total debt outstanding excluding unamortized financing costs	515,000	530,000	430,000	947,500	765,000	675,000	475,000
Total Market Capitalization	$1,123,596	$960,494	$701,510	$1,532,439	$1,329,896	$1,165,136	$1,093,791

Dividend Data:
Total dividends declared for the quarter	$9,360	$9,284	$1,032	$9,660	$9,659	$9,666	$9,506
Common dividend declared per share	$0.09	$0.09	$0.01	$0.09	$0.09	$0.09	$0.41
Declared dividend as a % of Net income (loss) per share	(224)%	(102)%	6%	(150)%	60%	216%	55%
Declared dividend as a % of AFFO* per share	1017%	(228)%	(11)%	220%	198%	211%	1330%

Liquidity:
Cash, cash equivalents and restricted cash	$10,983	$4,693	$8,717	$4,113	$24,180	$9,731	$40,751
Revolver:
Gross potential available under the BofA Revolver	237,500	237,500	237,500	600,000	600,000	600,000	600,000
Less:
Outstanding balance	(40,000)	(55,000)	(65,000)	(27,500)	—	—	—
Total Liquidity	$208,483	$187,193	$181,217	$576,613	$624,180	$609,731	$640,751

*	See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 28.

September 30, 2022| Page 13

Owned Portfolio Overview

	As of the Quarter Ended
	30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21	30-Sep-21
Operating Properties:
Number of properties	22	24	24	24	26
Square feet	6,433,954	6,915,715	6,915,609	6,911,225	7,671,275
Leased percentage	75.9%	76.3%	77.3%	78.4%	80.0%

Redevelopment Properties (a):
Number of properties	—	—	—	—	1
Square feet	—	—	—	—	111,469
Leased percentage	0.0%	0.0%	0.0%	0.0%	0.0%

Total Owned Properties:
Number of properties	22	24	24	24	27
Square feet	6,433,954	6,915,715	6,915,609	6,911,225	7,782,744
Leased percentage	75.9%	76.3%	77.3%	78.4%	78.8%

Managed Properties - Single Asset REITs (SARs):
Number of properties	1	1	2	2	2
Square feet	213,760	213,760	348,545	348,545	348,545

Total Operating, Redevelopment and Managed Properties:
Number of properties	23	25	26	26	29
Square feet	6,647,714	7,129,475	7,264,154	7,259,770	8,131,289

(a)	We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

September 30, 2022| Page 14

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

Owned Properties:

East Region							Midwest Region

Richmond, VA							Chicago
Innsbrook	Glen Allen	VA	298,183	47.8%	48.8%	$18.94	Northwest Point	Elk Grove Village	IL	177,095	100.0%	100.0%		$31.64
							909 Davis Street	Evanston	IL	195,098	93.3%	92.2%		$41.91
Charlotte, NC
Forest Park	Charlotte	NC	64,198	78.4%	78.4%	$23.38	Minneapolis
							121 South 8th Street	Minneapolis	MN	298,121	88.6%	89.6%		$24.85
							801 Marquette Ave	Minneapolis	MN	129,691	91.8%	89.2%		$22.38
							Plaza Seven	Minneapolis	MN	330,096	79.3%	81.8%		$33.56

East Region Total			362,381	53.2%	54.1%	$20.08	Midwest Region Total			1,130,101	88.9%	89.4%		$31.13

(a)	Weighted Occupied Percentage for the nine months ended September 30, 2022.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

September 30, 2022| Page 15

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							West Region

Dallas-Fort Worth							Denver
Legacy Tennyson Center	Plano	TX	208,966	40.7%	40.8%	$30.81	1999 Broadway	Denver	CO	680,255	66.9%	66.5%	$33.64
One Legacy Circle	Plano	TX	214,110	63.7%	58.6%	$36.94	Greenwood Plaza	Englewood	CO	196,236	66.3%	81.3%	$26.95
Addison Circle	Addison	TX	289,333	83.0%	70.1%	$33.73	1001 17th Street	Denver	CO	657,816	70.1%	78.6%	$34.62
Collins Crossing	Richardson	TX	300,887	96.1%	86.1%	$26.58	600 17th Street	Denver	CO	611,163	77.8%	77.5%	$34.01
Liberty Plaza	Addison	TX	217,600	75.5%	70.3%	$23.79
							West Region Total			2,145,470	70.9%	74.7%	$33.40
Houston
Park Ten	Houston	TX	157,609	72.0%	72.0%	$29.02	Total Owned Properties			6,433,954	75.9%	72.7%	$30.45
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	$26.89
Park Ten Phase II	Houston	TX	156,746	95.0%	95.0%	$28.61
Westchase I & II	Houston	TX	629,025	64.2%	55.3%	$27.26

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive	Miami	FL	213,182	98.5%	73.6%	$28.68

Atlanta
Pershing Plaza	Atlanta	GA	160,145	79.2%	19.4%	$24.92

South Region Total			2,796,002	77.5%	66.9%	$28.64

(a)	Weighted Occupied Percentage for the nine months ended September 30, 2022.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

September 30, 2022| Page 16

Managed Portfolio Overview

MSA / Property Name	City	State	Square Feet

Midwest Region

Indianapolis
Monument Circle	Indianapolis	IN	213,760

Total Managed			213,760

Total Owned & Managed			6,647,714

September 30, 2022| Page 17

Tenants by Industry (By Square Feet)

Medical & Social Services 3%
Communications 3%
Wholesalers 4%
Manufacturing 4%
Insurance 4%
Other 4%
Architecture & Engineering 4%
Government 5%
Banking 6%
General Business Services 7%
Real Estate 7%
Legal Services 9%
Professional Services 11%
Technology 13%
Oil & Gas 16%

September 30, 2022| Page 18

20 Largest Tenants with Annualized Rent and Remaining Term

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent (a)	Annualized Rent

1	CITGO Petroleum Corporation	1	126	248,399	3.9%	$2,849,137	2.0%
2	EOG Resources, Inc.	1	51	169,167	2.6%	6,062,945	4.3%
3	US Government (b)	2	40, 100	168,573	2.6%	6,316,496	4.5%
4	Lennar Homes, LLC	1	174	155,808	2.4%	6,247,901	4.4%
5	Citicorp Credit Services, Inc	1	59	146,260	2.3%	4,947,976	3.5%
6	Kaiser Foundation Health Plan	1	20	120,979	1.9%	3,936,728	2.8%
7	Argo Data Resource Corporation (c)	1	11, 95	114,200	1.8%	3,358,622	2.4%
8	Swift, Currie, McGhee & Hiers, LLP (d)	1	132	101,296	1.6%	—	0.0%
9	Deluxe Corporation	1	178	98,922	1.5%	3,018,289	2.1%
10	Ping Identity Corp.	1	45	89,856	1.4%	3,543,022	2.5%
11	Permian Resources Operating, LLC (e)	1	109	67,856	1.1%	2,807,881	2.0%
12	Bread Financial Payments, Inc. (f)	1	45	67,274	1.0%	2,758,234	2.0%
13	PricewaterhouseCoopers LLP	1	76	66,304	1.0%	2,329,953	1.7%
14	Hall and Evans LLC	1	83	65,878	1.0%	2,455,474	1.7%
15	Cyxtera Management, Inc.	1	88	61,826	1.0%	2,191,403	1.5%
16	Precision Drilling (US) Corporation	1	68	59,569	0.9%	2,033,090	1.4%
17	Schwegman, Lundberg & Woessner, P.A. (g)	1	8, 64	58,263	0.9%	1,663,730	1.2%
18	EMC Corporation	1	24	57,100	0.9%	1,638,770	1.2%
19	ID Software, LLC	1	80	57,100	0.9%	1,609,649	1.1%
20	Houghton Mifflin Co.	1	54	55,643	0.9%	2,391,016	1.7%

			Total	2,030,273	31.6%	$62,160,316	44.0%

Footnotes on next page

September 30, 2022| Page 19

20 Largest Tenants with Annualized Rent and Remaining Term

Footnotes:

(a) Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at September 30, 2022 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) Includes 43,573 square feet expiring in 2026. The remaining 125,000 square feet expire in 2031.

(c) Includes 28,550 square feet expiring in 2023. The remaining 85,650 square feet expire in 2030.

(d) Lease commenced on September 19, 2022 and rent commences on September 19, 2023.

(e) Formerly known as Centennial Resource Production, LLC.

(f) Formerly known as ADS Alliance Data Systems, Inc.

(g) Includes 11,994 square feet expiring in 2023. The remaining 46,269 square feet expire in 2028.

September 30, 2022| Page 20

Leasing Activity (Owned Portfolio)

			Year	Year
	Nine Months Ended		Ended	Ended
Leasing Activity (a)	30-Sep-22	30-Sep-21	31-Dec-21	31-Dec-20
(in Square Feet - SF)
New leasing	217,000	270,000	370,000	368,000
Renewals and expansions	125,000	622,000	665,000	762,000
	342,000	892,000	1,035,000	1,130,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$33.40	$30.10	$30.86	$28.47
Weighted average lease term	7.0 Years	7.8 Years	7.7 Years	8.3 Years

Increase over average GAAP rents in prior year (b)	9.6%	2.0%	2.5%	7.7%

Average free rent	6 Months	8 Months	7 Months	5 Months
Tenant Improvements	$35.60	$25.08	$25.89	$34.07
Leasing Costs	$12.83	$11.61	$11.45	$11.36

(a)  Leasing activity includes leasing at redevelopment properties. We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.

(b)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

September 30, 2022| Page 21

Lease Expirations by Square Feet (Owned Portfolio)

September 30, 2022| Page 22

Lease Expirations with Annualized Rent per Square Foot (Owned Portfolio)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases		Leases (b)	Leases	Leases	Total

2022	11	(c)	52,558		$1,611,480	$30.66	1.1%	1.1%
2023	49		443,407		14,686,847	33.12	10.4%	11.5%
2024	48		706,684		22,447,038	31.76	16.0%	27.5%
2025	53		440,323		14,285,944	32.44	10.1%	37.6%
2026	33		443,470		15,853,920	35.75	11.2%	48.8%
2027	23		678,759		21,067,763	31.04	14.9%	63.7%
2028	18		275,053		7,923,659	28.81	5.6%	69.3%
2029	15		371,962		10,248,365	27.55	7.3%	76.6%
2030	11		299,779		8,024,769	26.77	5.7%	82.3%
2031	8		271,904		9,949,942	36.59	7.0%	89.3%
2032 and thereafter	43		901,309	(d)	15,050,888	16.70	10.7%	100.0%
Leased total	312		4,885,208		$141,150,615	$28.89	100.0%
Vacancies as of 9/30/22			1,548,746
Total Portfolio Square Footage			6,433,954

(a)	The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year. Includes annualized rent from redevelopment properties. We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.
(b)	Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at September 30, 2022 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(c)	Includes 4 leases that are month-to-month.
(d)	Includes 89,401 square feet that are non-revenue producing building amenities.

September 30, 2022| Page 23

Capital Expenditures

(in thousands)				Nine Months
	For the Three Months Ended			Ended
	31-Mar-22	30-Jun-22	30-Sep-22	30-Sep-22

Tenant improvements	$1,877	$5,453	$6,813	$14,143
Deferred leasing costs	3,032	1,327	2,053	6,412
Non-investment capex	5,065	6,736	9,289	21,090
Total Capital Expenditures	$9,974	$13,516	$18,155	$41,645

	For the Three Months Ended				Year Ended
	31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Dec-21

Tenant improvements	$4,491	$4,277	$3,952	$1,881	$14,601
Deferred leasing costs	2,597	1,922	2,371	1,319	8,209
Non-investment capex	5,336	3,793	4,528	4,672	18,329
Total Capital Expenditures	$12,424	$9,992	$10,851	$7,872	$41,139

First generation leasing and investment capital was $6.2 million for nine months ended September 30, 2022 and $32.0 million for the year ended December 31, 2021.

September 30, 2022| Page 24

Transaction Activity (in thousands except for Square Feet)

Recent Acquisitions:	City	State	Square Feet	Date Acquired	Purchase Price
2016
Plaza Seven	Minneapolis	MN	325,796	6/6/16	$82,000
Pershing Plaza	Atlanta	GA	160,145	8/10/16	45,450
600 17th Street	Denver	CO	613,527	12/1/16	154,260

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2022
380 Interlocken	Broomfield	CO	240,359	8/31/22	$42,000	$5,665
390 Interlocken	Broomfield	CO	241,512	8/31/22	60,500	18,412

2021
One Ravinia	Atlanta	GA	386,602	5/27/21	$74,879	$29,075
Two Ravinia	Atlanta	GA	411,047	5/27/21	71,771	29
One Overton Park	Atlanta	GA	387,267	5/27/21	72,850	(6,336)
Loudoun Tech Center	Dulles	VA	136,658	6/29/21	17,250	(2,148)
River Crossing	Indianapolis	IN	205,729	8/31/21	35,050	(1,657)
Timberlake	Chesterfield	MO	234,496	9/23/21	44,667	6,184
Timberlake East	Chesterfield	MO	117,036	9/23/21	22,333	4,111
999 Peachtree	Atlanta	GA	621,946	10/22/21	223,900	86,766
Meadow Point	Chantilly	VA	138,537	11/16/21	25,500	1,878
Stonecroft	Chantilly	VA	111,469	11/16/21	14,500	(4,768)

2020
Emperor Boulevard	Durham	NC	259,531	12/23/20	$89,700	$41,928

September 30, 2022| Page 25

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands, except footnotes)			Maximum	Amount	Interest
		Maturity	Amount	Outstanding	Rate at
Sponsored REIT	Location	Date	of Loan	30-Sep-22	30-Sep-22

Mortgage loan secured by property
FSP Monument Circle LLC (1)	Indianapolis, IN	30-Jun-23	$24,000	$24,000	7.51%

			$24,000	$24,000

(1)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.

September 30, 2022| Page 26

Net Asset Value Components

(in thousands except per share data)
	As of	Assets:		Other information:
	30-Sep-22	Loans outstanding on secured RE	$22,143	Leased SF to be FFO producing
Total Market Capitalization Values		Investments in SARs (book basis)	—	during 2022 and 2023 (in 000's)	187
Shares outstanding	103,235.9	Straight-line rent receivable	50,885
Closing price	$2.63	Asset held for sale	—	Straight-line rental revenue current quarter	$1,160
Market capitalization	$271,510	Cash, cash equivalents and restricted cash	8,717
Debt	430,000	Tenant rent receivables	1,309	Management fee income current quarter	$5
Total Market Capitalization	$701,510	Prepaid expenses	4,539	Interest income from secured loans	461
		Office computers and furniture	170	Management fees and interest income from loans	$466
		Other assets:
	3 Months	Deferred financing costs, net	2,463
	Ended	Other assets: Derivative Market Value	4,266
NOI Components	30-Sep-22	Other assets - Right-to-Use Asset	802
			$95,294
Same Store NOI (1)	$16,599
Acquisitions (1) (2)	—	Liabilities:		Footnotes to the components
Property NOI (1)	16,599	Debt (excluding contra for unamortized financing costs)	$430,000
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	53,530	(1) See pages 11 & 30 for definitions and reconciliations.
Stabilized portfolio	$16,599	Tenant security deposits	5,726
		Other liabilities: lease liability	862	(2) Includes NOI from acquisitions not in Same Store.
		Other liabilities: derivative liability	—
Financial Statement Reconciliation:			$490,118	(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$40,366
Rental operating expenses	(13,369)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(8,951)
NOI from dispositions & redevelopment properties	(1,068)			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(62)
Management & other fees (5)	(317)
Property NOI (1)	$16,599

September 30, 2022| Page 27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on mortgage loans, properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

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Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains or losses on extinguishment of debt, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments. EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on extinguishment of debt, gains or losses on the sale of assets and excludes non-property specific income and expenses. The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for the periods presented and exclude properties that are redevelopment properties.  We also exclude properties that have been placed in service, but that do not have operating activity for all periods presented, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  We define redevelopment properties as properties being developed, redeveloped or where redevelopment is complete, but are in lease-up and that are not stabilized.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

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Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding loss on extinguishment of debt that is non-cash, (3) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (4) excluding the effect of straight-line rent, (5) plus the amortization of deferred financing costs, (6) plus the value of shares issued as compensation and (7) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

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Investor Relations Contact

Georgia Touma ~ 877.686.9496

InvestorRelations@fspreit.com

Franklin Street Properties Corp.

Supplemental Operating & Financial Data

401 Edgewater Place ~Wakefield, MA 01880

781.557.1300 ~ www.fspreit.com

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